UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   September 18, 2007

                                    MFB Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                               Indiana      0-23374
                   (State or Other Jurisdiction of Incorporation)

                                    35-1907258
                              (Commission File Number)


                        (IRS Employer Identification No.)

                         4100 Edison Lakes Parkway, Suite 300,           46546
                           P.O. Box 528, Mishawaka, Indiana
                          Address of Principal Executive Offices)     (Zip Code)

                                   (574) 277-4200
              (Registrant's Telephone Number, Including Area Code)

             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:




|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.


MFB Financial Executive Group Life Plan

On September 18, 2007, the Board of Directors of MFB Financial (the "Bank"), a wholly owned subsidiary of MFB Corp. (the "Company"), approved and adopted the MFB Financial Executive Group Life Plan (the "Plan"). The Plan, which was made effective as of September 18, 2007, authorizes the Bank to purchase life insurance policies on the lives of certain Bank employees selected to participate in the Plan and to divide the policy death proceeds with the beneficiary designated by the employee participant.

If the participant dies while employed by the Bank, the participant's beneficiary will be entitled to a benefit in the amount of $100,000, provided that this amount does not exceed the total death proceeds of the policy minus the greater of (a) the cash surrender value or (b) the aggregate premiums paid by the Bank. A participant's designated beneficiary will not be entitled to any benefit under the Plan if the participant dies after termination of the participant's employment with the Bank. The Bank will pay all premiums due on the policies and will impute the economic benefit of the policy to the participant on an annual basis.

The Plan will be administered by the Bank's Board of Directors, or a committee chosen by the Board. The plan administrator, in its sole discretion, will select the employees who will participate in the Plan.

On September 18, 2007, the Bank's Board of Directors, acting as the plan administrator, selected sixteen (16) employees to participate in the Plan, including Charles J. Viater, Donald R. Kyle, James P. Coleman, Terry L. Clark and Scott A Taylor all of whom are executive officers of the Bank and/or the Company as well as eleven (11) management level employees of the Bank.

The Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.


Agreements with Charles J. Viater


Salary Continuation Agreement

Also on September 18, 2007, the Board of Directors of the Bank approved a Salary Continuation Agreement (the "Salary Agreement") with Charles J. Viater, the President and Chief Executive Officer of the Company and the Bank. The Salary Agreement provides that if Mr. Viater retires at the age of 60, he will receive an annual benefit in the amount of $60,000 in equal monthly installments for a period of 15 years. If Mr. Viater resigns, he will receive an amount equal to the liability accrued by the Bank (the "Accrual Balance") as of the end of the month preceding the end of his service, payable in equal monthly installments over a period of three years. He will receive the same amount in the event he experiences a disability (as defined in the Salary Agreement) before reaching age 60, but payable in equal monthly installments over a period of 15 years.

If Mr. Viater's employment is terminated prior to age 60, other than termination by voluntary resignation, termination for cause (as defined in the Salary Agreement) or termination within 24 months following a change in control (as defined in the Salary Agreement), then Mr. Viater will be entitled to receive the present value of the amount he would have received upon normal retirement at age 60, computed using the actuarial factors that would be used to compute the present value of benefits under Section 280G of the Internal Revenue Code.

In the event of a change in control followed within 24 months by a termination of Mr. Viater's employment for reasons other than death or disability, and assuming Mr. Viater is not yet 60, he will be entitled to receive the present value of his normal retirement benefit, computed using the actuarial factors that would be used to compute the present value of benefits under Section 280G of the Internal Revenue Code. The Bank will distribute this benefit in a lump sum within 60 days following the termination. Any payments made upon a change in control are subject to reduction to avoid adverse tax consequences under Section 280G.

The Salary Agreement also makes certain provisions for payment to Mr. Viater's beneficiary in the event of Mr. Viater's death while in active service or while receiving or entitled to receive benefits.

The Salary Agreement will be administered by the plan administrator, which will be the Bank's Board of Directors or a committee or person appointed by the Board.

The Salary Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.


Amended and Restated Employment Agreement

On September 18, 2007, the Board of Directors of the Bank considered and approved an amendment and restatement of Mr. Viater's previously disclosed employment agreement. The Amended and Restated Employment Agreement between the Bank and Mr. Viater (the "Viater Employment Agreement") effects changes in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restrictions on timing of payment of benefits to "specified employees" under Section 409A, and clarifying the payment of benefits in the event of a change in control, among other things. Among other things, under this revised agreement if Mr. Viater is not employed by an acquiror following a change in control on the same terms and with the same position and authority that he was provided prior to the change in control, he will receive a lump sum payment equal to three times his base compensation and incentive bonus in effect prior to the change in control. The Viater Employment Agreement revises the definition of change in control to be consistent with the definition of such term in Section 409A.

The Viater Employment Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.


Donald R. Kyle Amended and Restated Employment Agreement

On September 18, 2007, the Board of Directors of the Bank considered and approved an amendment and restatement of the previously disclosed employment agreement of Donald R. Kyle, the Executive Vice President and Chief Operating Officer of the Bank. The Amended and Restated Employment Agreement between the Bank and Mr. Kyle (the "Kyle Employment Agreement") effects changes in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restrictions on timing of payment of benefits to "specified employees" under Section 409A, and clarifying the payment of benefits in the event of a change in control, among other things. Among other things, under this revised agreement if Mr. Kyle is not employed by an acquiror following a change in control on the same terms and with the same position and authority that he was provided prior to the change in control, he will receive a lump sum payment equal to three times his base compensation and incentive bonus in effect prior to the change in control. The Kyle Employment Agreement revises the definition of change in control to be consistent with the definition of such term in Section 409A.

The Kyle Employment Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.


Terry L. Clark Amended and Restated Employment Agreement

On September 18, 2007, the Board of Directors of the Bank considered and approved an amendment and restatement of the previously disclosed employment agreement of Terry L. Clark, the Executive Vice President and Chief Financial Officer of the Bank. The Amended and Restated Employment Agreement between the Bank and Mr. Clark (the "Clark Employment Agreement") effects changes in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restrictions on timing of payment of benefits to "specified employees" under Section 409A, and clarifying the payment of benefits in the event of a change in control, among other things. Among other things, under this revised agreement if Mr. Clark is not employed by an acquiror following a change in control on the same terms and with the same position and authority that he was provided prior to the change in control, he will receive a lump sum payment equal to three times his base compensation and incentive bonus in effect prior to the change in control. The Clark Employment Agreement revises the definition of change in control to be consistent with the definition of such term in Section 409A.

The Clark Employment Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.


James P. Coleman III Change in Control Agreement

On September 18, 2007, the Board of Directors of the Bank considered and approved a Change in Control Agreement with James P. Coleman III, Executive Vice President and Director of Wealth Management of the Bank. The Change in Control Agreement between the Bank and Mr. Coleman (the "Coleman Agreement") supersedes and replaces Mr. Coleman's previously disclosed Special Termination Agreement dated January 16, 2007. The Coleman Agreement reflects changes from the Special Termination Agreement necessary in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restrictions on timing of payment of benefits to "specified employees" under
Section 409A, and clarifying the payment of benefits in the event of a change in control, among other things. The Coleman Agreement revises the definition of change in control to be consistent with the definition of such term in Section 409A.

The Coleman Agreement is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.


Director Fee Continuation Agreements

Also on September 18, 2007, the Board of Directors of the Bank approved a form of Director Fee Continuation Agreement (the "Director Fee Agreement") to provide retirement benefits to directors in certain circumstances. A director who serves the Bank for at least 5 years and who retires after reaching age 72 will receive an annual benefit for 5 years (10 years, if the director has served for 10 or more years) equal to 50% of the total fees paid to the director during the last year before ending service. In addition, in the event of a change in control (as defined in the Director Fee Agreement) followed within 24 months by a termination of the director's service prior to age 72, the director will be entitled to receive the present value of the normal retirement benefit (without regard to years of service), computed using the actuarial factors that would be used to compute the present value of benefits under Section 280G of the Internal Revenue Code. The Bank will distribute this benefit in a lump sum within 60 days following the termination. Any payments made upon a change in control are subject to reduction to avoid adverse tax consequences under Section 280G.

The Director Fee Agreement also makes certain provisions for payment in the event of early termination and disability, as well as upon a director's death while in active service or while receiving or entitled to receive benefits.

The Director Fee Agreement will be administered by the plan administrator, which will be the Bank's Board of Directors or a committee or person appointed by the Board.

It is anticipated that each of the Bank's directors, including Mr. Viater, will participate in this program.

The form of Director Fee Agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

         (d) Exhibits

         Exhibit No.           Description
            10.1               MFB Financial Executive Group Life Plan
            10.2               Salary Continuation Agreement, between MFB
                               Financial and Charles J. Viater
            10.3               Amended and Restated Employment Agreement,
                               between MFB Financial and Charles J. Viater
            10.4               Amended and Restated Employment Agreement,
                               between MFB Financial and Donald R. Kyle
            10.5               Amended and Restated Employment Agreement,
                               between MFB Financial and Terry L. Clark
            10.6               Change in Control Agreement, between MFB
                               Financial and James P. Coleman III
            10.7               Form of Director Fee Continuation Agreement



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: September __, 2007       MFB Corp.

By:
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
        Charles J. Viater, President and CEO



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                                  EXHIBIT INDEX

       Exhibit No.          Description  and Location
           10.1             MFB Financial Executive Group Life Plan
                                 Attached
           10.2             Salary Continuation Agreement,
                            between MFB Financial and Charles J. Viater
                                 Attached
           10.3             Amended and Restated Employment Agreement,
                            between MFB Financial and Charles J. Viater
                                 Attached
           10.4             Amended and Restated Employment Agreement,
                            between MFB Financial and Donald R. Kyle
                                 Attached
           10.5             Amended and Restated Employment Agreement, between
                            MFB Financial and Terry L. Clark
                                 Attached
           10.6             Change in Control Agreement, between MFB Financial
                            and James P. Coleman III
                                 Attached
           10.7             Form of Director Fee Continuation Agreement
                                 Attached



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